                                                               EXHIBIT 10.11(ii)

                                  AMENDMENT ONE
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                                       TO
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                              EMPLOYMENT AGREEMENT
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     This AMENDMENT ONE TO EMPLOYMENT AGREEMENT by and between Anthem Insurance Companies, Inc., an Indiana insurance company (the "Company") and John Murphy (the "Executive") hereby amends the EMPLOYMENT AGREEMENT (the "Agreement") between the parties dated as of the 6/th/ day of September, 2000, as follows:

1. Effective January 1, 2002, Section 2 of the Agreement is hereby amended by deleting the termination date and inserting in place thereof the 31/st/ day of December, 2003.

2. All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this AMENDMENT ONE TO EMPLOYMENT AGREEMENT effective as of the day and year first above written.




John Murphy                                 Anthem Insurance Companies, Inc.

 /s/ John Murphy                            By:  /s/ Larry C. Glasscock
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                                            Name: Larry C. Glasscock

                                            Title: President and CEO